                        SECURITIES PURCHASE AGREEMENT FOR
                            I. ZAITLIN & SONS, INC.,
                                       and
                         DATA DESTRUCTION SERVICES, INC.

                                  by and among
                          KTI RECYCLING, INC. ("Buyer")
                                       and
                                SAMUEL M.ZAITLIN

                                 STEVEN G. SUHER
                                       and
                           GEORGE G. DEELY ("Sellers")

                            Dated as of July 29, 1997

                                TABLE OF CONTENTS
                                       OF
                          SECURITIES PURCHASE AGREEMENT

Section and Heading                                                           Page
-------------------                                                           ----
1.            Purchase and Sale                                                 1
1.1.          Purchase and Sale of Assets                                       1
1.2.          Method of Conveyance                                              1
1.3.          No Assumed Obligations                                            2
2.            Purchase Price and Closing                                        2
2.1.          Purchase Price                                                    2
3.            Representations and Warranties of the Sellers                     2
3.1.          Authorization                                                     2
3.2.          No Intention to Sell                                              2
3.3.          No Violation                                                      2
3.4.          Documentation                                                     3
3.5.          Leases                                                            3
3.6.          Taxes                                                             3
3.7.          Insurance                                                         4
3.8.          Employee Benefit Plans: Pension Plans                             5
3.9.          Brokers and Finders                                               6
3.10.         Accuracy of representations and Documents                         6
3.11.         Projected Earnings                                                6
3.12          Environmental Laws                                                6
3.13          Real Estate                                                       6
3.14          Corporate Organization, Etc.                                      7
3.15          Authorization, Etc.                                               7
3.16          No Violations                                                     7
4.            Representations and Warranties of Buyer                           7
4.1.          Corporate Organization, Etc.                                      7
4.2.          Authorization, Etc.                                               7
4.3.          No Violation                                                      8
5.            Certain Covenants and Agreements                                  8
5.1.          Full Access                                                       8
5.2.          Notice of Claims and Investigations                               8
5.3.          Deposit for No Solicitation or Negotiation of Other Offers        8
5.4.          Press Releases                                                    8
5.5.          Consummation of Transactions                                      8
5.6.          Post-Closing Cooperation                                          9
5.7           Closing Date                                                      9
5.8           Risk of Loss                                                      9

Section and Heading                                                            Page
-------------------                                                            ----
5.9.          Post-Closing Authority                                             9
6             Conditions to the Obligations of Sellers                           9
6.1.          Representations and Warranties True                                9
6.2.          No Proceeding, Litigation; Injunction                             10
6.3.          Organizational Documents                                          10
6.4           Employment  Agreements                                            10
6.5.          Covenants Not to Compete                                          10
6.6.          Registration Rights Agreement                                     10
6.7           Real Estate Purchase                                              10
7.            Conditions to the Obligations of Buyer                            10
7.1.          Representations and Warranties True                               10
7.2.          Performance                                                       11
7.3.          No Proceeding, Litigation, Injunction                             11
7.4.          Additional Documents                                              11
7.5.          Board of Directors Approval                                       11
7.6.          Hart Scott Rodino                                                 11
7.7           Employment Agreements                                             11
7.8           Covenants not to Compete                                          11
7.9           Real Estate Purchase                                              11
8.            Survival of Representations and Warranties; Indemnification       11
8.1.          Survival of Representations                                       11
8.2.          Statements as Representations and Warranties                      12
8.3.          Remedies Cumulative                                               12
8.4.          Buyer's Indemnity                                                 12
8.5.          Sellers' Indemnity                                                12
8.6.          Indemnity Procedure                                               13
9.            Operations - Post Closing                                         13
9.1.          Stock Options                                                     14
9.2.          Banking Relationships                                             14
9.3.          Board Composition                                                 14
10.           Miscellaneous Provisions                                          14
10.1.         Amendment and Modification                                        14
10.2.         Waiver of Compliance                                              14
10.3.         Expenses                                                          14
10.4.         Notices                                                           14
10.5.         Binding Effect; Assignment                                        15
10.6.         Governing Law                                                     15
10.7.         Counterparts                                                      16
10.8.         Headings                                                          16
10.9.         Entire Agreement                                                  16
10.10.        Third Parties                                                     16
10.11.        Severability                                                      16

                          SECURITIES PURCHASE AGREEMENT

THIS AGREEMENT dated as of July 29, 1997, by and among I. Zaitlin & Sons, Inc., a Maine corporation ("I. Zaitlin"), Data Destruction Services, Inc., a Maine corporation ("DDS"), Samuel M. Zaitlin ("Zaitlin"), Steven G. Suher ("Suher") and George G. Deely ("Deely" and together with Zaitlin and Suher referred to herein as the "Sellers" and each is individually referred to herein as a "Seller") and KTI Recycling, Inc., a Delaware corporation (the "Buyer").

The Buyer desires to purchase from the Sellers, and Sellers desire to sell, assign and transfer to the Buyer all of Sellers' stock in I. Zaitlin and DDS (the "Securities") as more specifically described in Section 1.1 of the disclosure schedule attached hereto (the "Disclosure Schedule"), all on the terms and subject to the conditions hereinafter set forth.

1.       Purchase and Sale.

         1.1 Purchase and Sale of Assets. On the terms and subject to the conditions herein set forth, the Buyer shall purchase from the Sellers all of the Securities, as of the Closing Date (as such term is heretofore defined), owned by the Sellers or in which any Seller has an interest.

         1.2.     Method of Conveyance.

                  (a) The sale, transfer, conveyance, assignment and delivery by Sellers of the Securities to the Buyer in accordance with Section 1.1 hereof shall be effected on the Closing Date by Sellers' execution and delivery of the Securities and the customary stock powers, duly guaranteed and other appropriate documents (collectively, the "Instruments of Conveyance") to the Buyer, or its assignees.

                  (b) At the Closing, good and valid title to all of the Securities shall be transferred, conveyed, assigned and delivered by the Sellers to the Buyer, or its assignees, pursuant to this Agreement and the Instruments of Conveyance, free and clear of any and all Liens (as defined below). For the purposes of this Agreement, the term "Lien" shall mean any pledge, security interest, encumbrance, lien or charge of any kind whatsoever.

                  (c) At the Closing, the Sellers shall cause I. Zaitlin and DDS to provide to the Buyer an estoppel certificate signed by each creditor (excluding trade creditors) of I. Zaitlin and DDS (the "Third Party Funded Debt"), each certificate indicating the balance due on the Third Party Funded Debt, including any accrued and unpaid interest thereon, as of the end of the preceding month, together with a per diem interest rate during the month in which the Closing occurs.

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
                  (d) At the Closing the Sellers shall cause I. Zaitlin and DDS to provide to the Buyer a certificate signed by
                           I. Zaitlin and DDS indicating the balance of trade accounts payable ("Trade Accounts Payable") due to third parties, including any accrued and unpaid interest thereon, as of the end of the preceding month, together with a per diem interest rate during the month in which the Closing occurs.

         1.3. No Assumed Obligations. Pursuant to this Agreement, the Buyer does not assume any of the liabilities or obligations of I. Zaitlin or DDS whether absolute, accrued, contingent or otherwise, whenever incurred.

2.       Purchase Price and Closing.

         2.1. Purchase Price. The consideration for the Securities to be sold, transferred and conveyed by the Sellers to the Buyer pursuant to this Agreement shall be shares of KTI, Inc. Common Stock, having a market value of $2 million to be delivered at the Closing. The market value per share shall be the average of the closing sales price of the common stock of KTI, Inc. for the ten business days immediately preceding the execution of this Agreement, subject to a minimum price per share of $10.00. The stock certificates evidencing such shares shall bear a customary restrictive legend indicating that such shares are unregistered. The consideration set forth in this
                  Section 2.1 is hereinafter collectively referred to as the "Purchase Price." The parties intend that the exchange of the Common Stock of KTI, Inc. for the stock of I. Zaitlin and DDS shall be treated as a tax free reorganization under Section 368 (a) (1) (B) under the Internal Revenue Code of 1986, as amended.

3.       Representations, Warranties and Agreements of the Sellers.

         Sellers hereby represent, warrant and agree that:

         3.1. Authorization. Each Seller has all requisite power and authority to sell the Securities which he owns. This Agreement is, and when executed and delivered, the Instruments of Conveyance will be, the legal, valid and binding obligation of Sellers, enforceable in accordance with their respective terms.

         3.2. No Intention to Sell. None of the Sellers has any present intention to sell any of the shares of KTI Common Stock to be received under this Agreement.


         3.3. No Violation. The execution and delivery of this Agreement by the Sellers and the consummation of the transactions contemplated hereby will not violate any statute or law or any judgment, decree, order, regulation or rule of any domestic or foreign court or governmental authority.

               3.4.     Documentation.

                        (a) The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether
                                 Section 3.4 (a) of the Disclosure Schedule contains an accurate and complete list of all Equity Securities, all Third Party Funded Debt and all Trade Accounts Payable, indicating the balance due, including accrued and unpaid interest thereon, as of the close of the preceding month and a per diem interest factor for the month of Closing. Estoppel or payoff letters from each third party lender (excluding trade creditors) shall be attached to such schedule. The Sellers shall cause I. Zaitlin and DDS to deliver a list of all accounts payable as of the close of the monthly financial statement of I. Zaitlin and DDS.

                        (b) Each Seller has and will have at the Closing, good and valid title to the Securities being conveyed by him hereunder.

               3.5.     Leases.

                        (a) Section 3.5 (a) of the Disclosure Schedule constitutes a complete and accurate list of all real and personal property leases, subleases, conditional sales agreements or other title retention agreements (collectively the "Leases" and individually a "Lease") to which either of I. Zaitlin or DDS is a party, as lessee.

                        (b) All Leases are valid and binding on all parties thereto and enforceable against such parties in accordance with their terms, and are in full force and effect; and with respect to each such Lease, there are no existing defaults thereunder (whether or not waived by lessor) and no event has occurred which (whether with or without notice, lapse of time or both, or the happening of any other event) would constitute default thereunder.

                        (c) Each lessor shall provide an estoppel certificate or payoff letter satisfactory in form and substance to the Buyer.

               3.6. Taxes. Except as set forth in Section 3.6 of the Disclosure Schedule:

                        (a) The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether I. Zaitlin and DDS have duly and accurately filed or caused to be filed all tax reports and returns (including information returns) required to be filed in connection with their businesses for all periods ending on the date hereof and will make all such filings required to be made prior to the Closing Date. The certificate shall further state that I. Zaitlin and DDS have duly paid all taxes and other charges due or claimed to be due from them to any federal, state, local or foreign taxing authority (including, without limitation, those due in respect of properties, income, franchises, licenses, sales or payrolls), except for taxes being contested in good faith.

                        (b) The Sellers shall cause I. Zaitlin and DDS to deliver complete copies of all of their tax returns, both income tax and otherwise, for the five most recent tax years.

                        (c) The Sellers shall cause I. Zaitlin and DDS to advise the Buyer whether there are any tax liens upon any of their Assets except liens for current taxes not yet due and payable.

                        (d) Each of I. Zaitlin and DDS has made, for all periods ending on or before the Closing Date, all required declarations of estimated Federal, state, local and foreign income taxes (including, without limitation, those due in respect of properties, income, franchises, licenses, sales or payrolls) and has paid or provided for all taxes as shown on such declarations.

                        (e) There are no facts which exist or have existed which would constitute grounds for the assessment of any tax liability against any of the Sellers or I. Zaitlin and DDS and neither the Internal Revenue Service nor any other taxing authority is now asserting, to the knowledge of any of the Sellers, or threatening to assert, any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

               3.7.     Insurance.

                        (a) Section 3.7 of the Disclosure Schedule. The Sellers shall cause I. Zaitlin and DDS to deliver a certificate containing an accurate and complete list of all policies of fire, disability, workers' compensation, products liability, and other forms of insurance owned or held by or beneficially for I. Zaitlin or DDS which relate to or provide coverage for the business of I. Zaitlin or DDS. The Sellers will cause I. Zaitlin and DDS to deliver a copy of each such policy to the Buyer not less than 5 business days prior to the Closing.

                        (b) The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether all such policies are in full force and effect, all premiums with respect thereto covering all periods through the Closing have been or will be paid by I. Zaitlin or DDS, and no notice of cancellation or termination has been received with respect to any such policy.

                        (c) The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether such policies are sufficient for compliance with all requirements of law and of all agreements to which either of I. Zaitlin or DDS is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of the business of I. Zaitlin and DDS; and, with respect to periods prior to the Closing, will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.

               3.8.     Employee Benefit Plans: Pension Plans.

                        (a) The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether, except as set forth on Section 3.8 of the Disclosure Schedule, I. Zaitlin and DDS have any bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, phantom stock, medical, post-retirement medical or any other employee benefit plan, arrangement or practice, whether written or unwritten (an "Employee Benefit Plan"). The Sellers shall cause I. Zaitlin and DDS to deliver true copies of each written Employee Benefit Plan and an accurate and complete written description of each oral Employee Benefit Plan to Buyer. The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether Section
                                 3.8 of the Disclosure Schedule sets forth the annual amounts paid or accrued in connection with each Employee Benefit Plan as of December 31, 1996, and an estimate of the amounts payable or accruable in connection therewith through June 30, 1997, to the extent such amounts are presently fixed or determinable.

                        (b) The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether Section
                                 3.8 of the Disclosure Schedule is a list of each "employee pension benefit plan" in the meaning of the Employee Retirement Income Security Act of 1974 and the regulations thereunder ("ERISA"), maintained or contributed to by either Seller (the "Pension Plans") and, except as noted thereon, no Pension Plan is a "multi-employer plan" within the meaning of ERISA. The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether there have been any "prohibited transaction," to which I. Zaitlin or DDS has been a party, within the meaning of Section 4975 of the Internal Revenue Code of 1986 (the "Code"), or
                                 Section 406 of ERISA, with respect to any Pension Plan which might subject any such plan or related trust, or any trustee or administrator thereof, or Seller to the tax or penalty imposed by Section 4975 of the Code or to a civil penalty imposed by Section 502 of ERISA. Except as set forth in Section 3.8(b) of the Disclosure Schedule, each of the Pension Plans is and has been in material compliance with the applicable provisions of ERISA and the Code.

                                 The present value of all accrued benefits, whether vested or not, under the Pension Plans subject to Title IV of ERISA do not exceed the value of the assets of such plans allocable to such accrued benefits. Except as set forth in Section 3.8(c) of the Disclosure Schedule, none of the Pension Plans subject to Title IV of ERISA has, since December 31, 1996, been completely or partially terminated, nor has there been any "reportable event," as such term is defined in Section 4043(b) of ERISA, with respect to any such plan since the effective date of said Section 4043(b). None of the Pension Plans or trusts have incurred any "accumulated funding deficiency," as such term is defined in
                                  Section 412 of the Code, whether or not
                                  waived, since the effective date of said
                                  Section 412.

                        (c) The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether Section
                                 3.8 (c) of the Disclosure Schedule is a list of all "employee welfare benefit plans," within the meaning of ERISA, whether or not insured, maintained by I. Zaitlin or DDS ("Welfare Plans"). Except as set forth in Section 3.8 (c) of the Disclosure Schedule, each Welfare Plan is and has been in material compliance with the applicable provisions of ERISA and the Code. The Sellers shall cause I. Zaitlin and DDS to deliver a certificate stating whether I. Zaitlin and DDS have complied in all material respects with all of their obligations, if any, including the making of all required contributions, under each of the Welfare Plans.

                  3.9. Brokers and Finders. No person has been authorized by the Sellers, I. Zaitlin or DDS or by anyone acting on their behalf, to act as a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

                  3.10 Accuracy of Representations and Documents. No representation or warranty made by Sellers, I. Zaitlin or DDS in this Agreement or in the Disclosure Schedule hereto (which is an integral part hereof) nor any statement, certificate or other document furnished as an exhibit hereto, or any other document furnished by Sellers, I. Zaitlin or DDS to Buyer or any of their representatives in connection with this Agreement is, or will be when so furnished, false or misleading in any material respect or contains any material misstatement of fact or omits to state any fact necessary to be stated make the statements made in any such representation or warranty false or misleading in any material respect.

                  3.11 Projected Earnings Before Taxes. The Projected Earnings before Taxes were prepared in good faith and, subject to the limitations and uncertainties inherit in trying to project future economic and business trends or results, represent the good faith opinion of I. Zaitlin and DDS and their senior management and have a reasonable basis.

                  3.12 Environmental Laws. To the best of the Sellers' knowledge, after diligent inquiry, I. Zaitlin and DDS are in material compliance with all applicable Environmental Laws, including without limitation, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, and other similar Federal and state laws. None of these parties has received any communication that alleges, or is aware of any pending allegation of, any current violation of applicable Environmental Laws. The Sellers will provide KTI with all available information with respect to environmental matters of I. Zaitlin and DDS.

                  3.13 Real Estate. To the best of the Sellers' knowledge, after diligent inquiry, all real estate occupied by
                           I. Zaitlin and DDS is structurally sound and has no material defects, which would affect its current or reasonably foreseeable use. No notices of any violations may have been received with respect to zoning laws, building code or setback violations or environmental matters. All equipment is operable and, to the best of the Sellers' knowledge, after diligent inquiry, is in good repair, taking into account its age and use. No permits and licenses necessary to operate I. Zaitlin or DDS have been cancelled or may be cancelled due to a change of ownership of I. Zaitlin or DDS.

                  3.14 Corporate Organization, Etc. I. Zaitlin and DDS are corporations duly formed, validly existing and in good standing under the laws of the State of Maine and any other state in which such corporations conduct business and have all requisite power and authority to carry on their businesses as they are now being conducted and to own, and operate their properties and assets as and in the places where such business is now conducted and where such properties and assets are now owned or operated.

                  3.15 Authorization, Etc. I. Zaitlin and DDS have all requisite power and authority to execute, deliver and perform their obligations under this Agreement. This Agreement is valid and binding upon I. Zaitlin and DDS, enforceable in accordance with its terms.

                  3.16 No Violation. Neither the execution and delivery of this Agreement by I. Zaitlin and DDS nor the consummation of the transactions contemplated hereby by I. Zaitlin and DDS will violate any provisions of the Certificate of Incorporation of I. Zaitlin or DDS, or be in conflict with, or constitute a default (or an event which, with or without notice, lapse of time or both, would constitute a default) under, or result in the termination or invalidity of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which I. Zaitlin or DDS is a party or by which either of I. Zaitlin and DDS is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority. .

         4.       Representations and Warranties of Buyer.

                  Buyer represents and warrants to Sellers as follows:

                  4.1. Corporate Organization. Etc. Buyer is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as it is now being conducted and to own, and operate its properties and assets as and in the places where such business is now conducted and where such properties and assets are now owned or operated.

                  4.2. Authorization Etc. Buyer has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement is valid and binding upon Buyer, enforceable in accordance with its terms.

                  4.3. No Violation. Neither the execution and delivery of this Agreement by Buyer nor the consummation of the transactions contemplated hereby by Buyer will violate any provisions of the Certificate of Incorporation of Buyer, or be in conflict with, or constitute a default (or an event which, with or without notice, lapse of time or both, would constitute a default) under, or result in the termination or invalidity of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which Buyer is a party or by which Buyer is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

         5.       Certain Covenants and Agreements.

                  5.1. Full Access. The Sellers agree to cause I. Zaitlin and DDS, without in any way detracting from their representations, warranties and agreements set forth in this Agreement, to afford Buyer and its counsel, accountants and other representatives, after the date hereof, full access during normal business hours to the plants, offices, warehouses, properties, employees, counsel, accountants and other representatives, books and records, including accountant's workpapers, of I. Zaitlin and DDS in order that Buyer may have full opportunity to make such investigations as it shall desire to make of the affairs of I. Zaitlin and DDS.

                  5.2. Notice of Claims and Investigations. Each party will immediately give notice to the other of, and confer with the other with respect to, any claims, investigations by governmental authorities or threatened litigation relating to the transactions contemplated by this Agreement.

                  5.3. No Solicitation or Negotiation of Other Offers. Each Seller agrees that from the date hereof through the Closing Date he will not pursue, encourage or solicit any inquiries or proposals by, or engage in any discussions or negotiations with, any person, any sale of the Securities by any of the Sellers, or any other exchange, or disposition involving the Securities

                  5.4. Press Releases. Without the written consent of the other parties, which shall not be unreasonably withheld, each of the parties hereto agrees not to make any public announcements or press releases regarding the transactions contemplated hereby until such transactions are consummated, unless otherwise required by law.

                  5.5. Consummation of Transactions. Each of the parties agrees to use its best efforts to bring about the satisfaction of the conditions required to be performed, fulfilled or complied with by it hereunder and to take or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as expeditiously as practicable. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the appropriate party will take all such necessary action, including without limitation, the execution and delivery of such further instruments and documents as may be reasonably requested by the other party or parties for such purposes or otherwise to complete or perfect the transactions contemplated hereby.

                  5.6. Post-Closing Cooperation. After the Closing, Buyer and Sellers shall cooperate fully with each other and shall make available to each other all information, records or documents reasonably requested in connection with matters involved in the sale of the Securities.

                  5.7 Closing Date. The Buyer and the Sellers shall use commercially reasonable efforts to complete the transaction on or before August 1, 1997.

                  5.8 Risk of Loss. Prior to the Closing, the risk of loss on the Securities shall remain with the Sellers.

                  5.9.     Post-Closing Authority.

                           (a) Each Seller agrees that, unless duly authorized in writing by Buyer, or required by law, he will not at any time reveal, divulge or make known to any person (other than Buyer or any affiliate of Buyer) any confidential or proprietary data or information relating to the business of I. Zaitlin or DDS.

                           (b)      If any of the covenants contained in this
                                    Section is held to be invalid or
                                    unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration or area of such provision to the extent necessary to render such provision valid and enforceable and, in its reduced form, said provision shall then be valid and enforceable.

         6.       Conditions to the Obligations of Sellers.

                  Each and every obligation of Buyer under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by Sellers.

                  6.1. Representations and Warranties True. The representations and warranties of Buyer contained in this Agreement shall be true, complete and accurate in all material respects as of the date when made and at and as of the Closing as though such representations and warranties were being made at and as of the Closing Date, and except for changes expressly permitted or contemplated by the terms of this Agreement.

                  6.2. No Proceeding. Litigation: Injunction. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person shall have been instituted which arises out of or relates to this Agreement or the transactions contemplated hereby or seeks to obtain substantial damages in respect thereof, and, on the Closing Date, there shall be no effective permanent or preliminary injunction, writ, temporary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein not be consummated as so provided.

                  6.3 Organizational Documents. Buyer shall have furnished Sellers with (i) a copy of its Certificate of Incorporation, certified by the Secretary of State of Delaware, (ii) certified copies of minutes of action taken by the Board of Directors of Buyer approving the execution and delivery of this Agreement and related documents and the consummation of the transaction contemplated hereunder; and (iii) a Certificate of Incumbency setting forth the officers of the Buyer.

                  6.4 Employment Agreements. Zaitlin, Suher, Deely and Hannon shall have offered Employment Agreements in the form of Exhibits 6.4a, 6.4b, 6.4c and 6.4d hereto.

                  6.5 Registration Rights Agreement. The Buyer shall have executed and delivered a Registration Rights Agreement to the Sellers in the form of Exhibit 6.6 hereto.

                  6.6 Board of Directors and Stockholder Approval. I. Zaitlin and DDS shall have received the approval of their Board of Directors and stockholders prior to Closing.

                  6.7 Real Estate Purchase. All conditions to closing, and all contingencies contained in the real estate contract referred to in Section 7.8 below, have been met or have been waived by the Buyer.

        7.        Conditions to the Obligations of Buyer.

                  Each and every obligation of the Sellers under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by the Buyer.

                  7.1. Representations and Warranties True. The representations and warranties of Sellers contained in this Agreement including the Disclosure Schedule attached hereto, shall be true, complete and accurate in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were being made at and as of the Closing Date (except that representations and warranties which refer to conditions existing on a specific date, such as representations and warranties regarding the Financial Statements, shall continue to refer to that date) and except for changes expressly permitted or contemplated by the terms of this Agreement.

                  7.2. Performance. Sellers shall have performed, fulfilled and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed, fulfilled or complied with by them on or prior to the Closing, including delivery to Buyer of all of the Assets.

                  7.3. No Proceeding. Litigation. Injunction. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person shall have been instituted or threatened which arises out of or relates to this Agreement or the transactions contemplated hereby or seeks to obtain substantial damages in respect thereof, and, on the Closing Date, there shall be no effective permanent or preliminary injunction, writ, temporary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein not be consummated as so provided.

                  7.4. Additional Documents. Sellers shall have delivered to Buyer such other documents, instruments and certificates as shall be reasonably requested by Buyer for the purpose of effecting the transactions provided for and contemplated by this Agreement.

                  7.5 Board of Directors Approval. KTI, Inc. shall have received the approval of its Board of Directors prior to Closing.

                  7.6 Hart-Scott-Rodino. Buyer shall have received on or prior to the closing, evidence to its satisfaction that the transaction is exempt from the rules issued by the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

                  7.7 Employment Agreements. Employment Agreements. Zaitlin, Suher, Deely and Hannon shall have executed and delivered a Agreements in the form of Exhibits 6.4a, 6.4b, 6.4c, and 6.4d hereto ("Employment Agreements").

                  7.8 Covenants not to Compete. Steve Cecchetti and all officers and sales employees of I. Zaitlin and DDS, who have not signed Employment Agreements, shall have signed covenants not to compete in form acceptable to the Buyer.

                  7.9 Real Estate Purchase. I. Zaitlan shall have entered into a binding contract, in the form of Exhibit 7.9 attached hereto, to purchase two adjacent parcels of real estate in Biddeford, Maine presently leased to
                           I. Zaitlin, one owned by Sam Zaitlan individually and one owned by Andrews Road Partnership, a Maine partnership.

         8.       Survival of Representations and Warranties; Indemnification.

                  8.1. Survival of Representations. Notwithstanding any investigation at any time made by or on behalf of any party hereto, all representations and warranties contained in this Agreement shall survive the Closing until April 15, 1999.

                  8.2. Statements as Representations and Warranties. All statements contained herein, in the Disclosure Schedule, or in any other schedule, certificate, list or other document delivered or to be delivered pursuant to this Agreement shall be deemed representations and warranties as such terms are used in this Agreement and any material misstatement or omission in any thereof shall be deemed a breach of a representation or warranty hereunder.

                  8.3. Remedies Cumulative. The remedies provided herein shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other remedies against any other party.

                  8.4. Buyer's Indemnity. The Buyer agrees to defend, indemnify and hold harmless the Sellers from, against and in respect of any and all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, taxes, costs and expenses, including without limitation, interest, penalties and reasonable attorneys' fees and expenses, asserted against, imposed upon or paid, incurred or suffered by Sellers as a result of, arising from, in connection with or incident to (i) any breach or inaccuracy of any representation or warranty of Buyer contained in this Agreement or (ii) any breach of any covenant or agreement of Buyer contained in this Agreement.

                  8.5.     Sellers' Indemnity.

                           (a) Subject to the limitations contained in subparagraph (b) below, the Sellers agree to defend, indemnify and hold harmless Buyer from, against and in respect of any and all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, taxes, costs and expenses, including without limitation, interest, penalties and reasonable attorneys' fees and expenses, asserted against, imposed upon or paid, incurred or suffered by Buyer on or before August 1, 1999:

                                    (i)      as a result of, arising from, in
                                             connection with or incident to (A)
                                             any material breach or inaccuracy
                                             of any representation or warranty
                                             of any Seller in this Agreement or
                                             in any Instrument of Conveyance, or
                                             (B) any material breach of any
                                             covenant or agreement of any Seller
                                             contained in this Agreement or in
                                             any Instrument of Conveyance (For
                                             purposes of this subsection,
                                             "material" shall mean any amount in
                                             excess of $10,000 individually or
                                             in aggregate.); and/or

                                    (ii)     arising out of any acts, events or
                                             circumstances by any Seller prior
                                             to Closing Date.

                           (b) Each Seller's liability to reimburse the Buyer under this Section shall be limited be limited to the following percentage of the total claim of the

                                    Buyer (it being understood that the Buyer may not recover more than 100% of its total claim):

                                         Sam Zaitlin            90%
                                         Steve Suher            30%
                                         George G. Deely        30%

               8.6.        Indemnity Procedure.

                           (a) A party agreeing to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party claiming indemnity is referred to herein as the "Indemnified Party."

                           (b) An Indemnified Party under this Agreement shall give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement. As to any claim, action, suit or proceeding by a third party, the Indemnifying Party shall have the right, exercisable by notifying the Indemnified Party within twenty days after receipt of such notice from the Indemnified Party, to assume the entire control of the defense, compromise or settlement thereof, all at the Indemnifying Party's expense including employment of counsel, and in connection therewith the Indemnified Party shall cooperate fully to make available to the Indemnifying Party all pertinent information under its control. The Indemnified Party may at its expense, if it so elects, designate its own counsel to participate with counsel designated by the Indemnifying Party in the conduct of any such defense. If the defense of any such matter is tendered to the Indemnifying Party by notice as set forth above and the Indemnified Party is entitled to indemnification pursuant hereto with respect to such matter, and the Indemnifying Party declines or otherwise fails to (1) promptly pay or settle the same, or (2) vigorously investigate and defend the same, the Indemnified Party may investigate and defend the same and the Indemnifying Party will reimburse the Indemnified Party for all judgments, settlement payments and reasonable expenses, including reasonable attorneys' fees, incurred and paid by it in connection therewith.

                           (c) An Indemnified Party shall not make any settlement of any claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                           (d) Except as set forth in subsection (b) in the event of any litigation brought by either party hereto to seek indemnity under this Agreement, the prevailing party shall be entitled to recover attorneys' fees upon final judgment on the merits.

               9.          Operations - Post Closings.

                  9.1 Stock Options - Employees. Stock Options will be granted pursuant to the KTI, Inc. 1994 Long-Term Incentive Award Plan (the "Plan") to key employees of
                           I. Zaitlin and DDS.

                           These options will be exercisable at the closing sale price per share on the date of grant and will vest at the rate of 20% on the first and subsequent anniversaries of the date of grant.

                  9.2 Banking Relationships. The Buyer will use commercially reasonable efforts to obtain the release of the Sellers' personal liability on existing bank debt of I. Zaitlin and DDS. If such releases are not available, such debt will be refinanced with other lenders who do not require guarantees from the Sellers. Existing debt of I. Zaitlin and DDS owed to Sellers will be repaid promptly.

                  9.3 Board Composition. The Board of I. Zaitlin and DDS will have five directors postclosing, two of whom shall be designated by the Sellers. The remaining three directors will be appointed by KTIR .

        10.       Miscellaneous Provisions.

                  10.1. Amendment and Modification. This Agreement may be amended, modified and supplemented by the parties hereto only by written instrument signed by or on behalf of the party to be charged thereunder.

                  10.2. Waiver of Compliance. Any failure of Sellers, on the one hand, or Buyer on the other hand, to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by an authorized officer of the other party, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure.

                  10.3. Expenses. Each of the parties hereto agrees to pay all of the respective expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                  10.4. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, with postage prepaid as follows:

                           If to Sellers:     Samuel M. Zaitlin
                                              24 Maddox Pond Road
                                              Biddeford, Maine 04005
                                              Telephone: (207) 283-3012
                                              Fax: (207) 282-1036

                                            Steven G. Suher
                                            360 Prospect Street
                                            Seekonk, Massachusetts 027715
                                            Telephone:(207) 283-3012
                                            Fax:(207) 282-1036

                                            George G. Deely
                                            9 Gendron Lane
                                            Kennebunk, Maine 04043
                                            Telephone:(207) 283-3012
                                            Fax:(207) 282-1036

                           With a copy to:  Edwin A. Heisler, Esq.
                                            Troubh, Heisler & Piampiano, P.A.
                                            511 Congress Street
                                            P.O. Box 9711
                                            Portland, Maine 04104-5011

                           If to Buyer:     KTI Recycling, Inc.
                                            7000 Boulevard East
                                            Guttenberg, New Jersey 07093
                                            Telephone:(201) 854-7777
                                            Fax: (201) 854-1771

                           With a copy to:  Diane Malfeld, Esq.
                                            Dorsey & Whitney
                                            220 South Sixth Street
                                            Minneapolis, Minnesota 55402
                                            Telephone:(612) 340-5631
                                            Fax: (612) 340-2643

                           or to such other person or address as Buyer shall furnish to Sellers in writing.

                  10.5. Binding Effect: Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, legal representatives, such successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that Buyer may freely assign this Agreement or all or any rights it may have hereunder to any of its subsidiaries or affiliated companies, but no such assignment shall relieve Buyer of its obligations hereunder.

                  10.6. Governing Law. All agreements, other than the agreements relating to real estate and the employment agreements for the four principal officers, shall be governed by the laws of the State of New York, without regard to the provisions relating to the conflicts of laws. The laws of the State in which the real estate is located shall govern the agreements relating to the real estate. The laws of the State of Maine shall govern the employment agreements.

                  10.7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

                  10.8. Headings. The headings of the sections and articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

                  10.9. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior-agreements, promises, letters of intent, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party hereto or by any Related Person of any party hereto. All Exhibits attached hereto, the Disclosure Schedule, any exhibits thereto and all certificates, documents and other instruments delivered or to be delivered pursuant to the terms hereof are hereby expressly made a part of this Agreement as fully as though set forth herein, and all references herein to the terms "this Agreement", "hereunder", "herein", "hereby" or "hereto" shall be deemed to refer to this Agreement and to all such writings.

                  10.10. Third Parties. Except as specifically set forth or referred to herein, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, partnership, corporation or other entity other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

                  10.11. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Data Destruction Services, Inc                I. Zaitlin & Sons, Inc.


By:/s/ Samuel M. Zaitlin                      By:/s/ Samuel M. Zaitlin
   --------------------------                    ---------------------------
        Title:  President                     Title: President


/s/ Steven G. Suher                           /s/ Samuel M. Zaitlin
--------------------------                    ---------------------------
Steven G. Suher                               Samuel M. Zaitlin

KTI Recycling, Inc.


By:/s/ Robert E. Wetzel                       /s/ George G. Deely
   --------------------------                    ---------------------------
Title: Senior Vice President                  George G. Deely